Schedule 14A Information required in proxy statement
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

                     Guinness Flight Investment Funds, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  Joanne Doldo
 -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

                  Payment of Filing Fee (check appropriate box):

[ ] $125 per Exchange Act Rule 20a-1(c)
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(j)(3)
[ ] Fee computed on table below per Exchange Act Rules  14a-6(j)(4)
    and 0-11

1.   Title  of  each  class  of   securities  to  which   transaction   applies:

     ---------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

4. Proposed maximum value of transaction Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.
--------------------------------------------------------------------------------
2.   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
3.   Filing Party:
--------------------------------------------------------------------------------
4.   Date Filed:
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

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.
                        225 SOUTH LAKE AVENUE, SUITE 777
                           PASADENA, CALIFORNIA 91101
                                 1-800-915-6566


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 1997


         A special meeting of the shareholders of the Funds (each, a "Fund" and collectively, the "Funds") of GUINNESS FLIGHT INVESTMENT FUNDS, INC. (the "Company") will be held at 11:00 a.m. (Pacific time) at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, on April 25, 1997, for the purposes indicated below:

         1. To approve or disapprove a new investment advisory agreement between the Company, on behalf of each of the Funds, and Guinness Flight Investment Management Limited (the "Adviser") to take effect as soon as practicable after approval by shareholders (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

         2. To approve or disapprove a conversion of the Company to a Delaware business trust (to be voted on separately by the shareholders of each Fund; conversion requires approval of each Fund).


         In addition, for shareholders of all Funds, to transact such other business as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record as of the close of business on March 14, 1997 are entitled to receive notice of, and to vote at, the meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                    By Order of the Board of Directors


                                    Steven J. Paggioli
                                    Secretary
March 24, 1997

         YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.
                        225 SOUTH LAKE AVENUE, SUITE 777
                           PASADENA, CALIFORNIA 91101
                                 1-800-915-6566

                                 PROXY STATEMENT


         The enclosed proxy is solicited on behalf of the Board of Directors of GUINNESS FLIGHT INVESTMENT FUNDS, INC. (the "Company"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Company or by appearing personally at the April 25, 1997 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of the Investment Advisory Agreement has been or is to be borne by Guinness Flight Investment Management Limited (the "Adviser"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Company, the Adviser or its affiliates. The Company has also retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

         On March 14, 1997, the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of common stock ("Shares") outstanding set forth below, each Share being entitled to one vote:


                                                           TOTAL SHARES
FUND                                                       OUTSTANDING

Guinness Flight Asia Blue Chip Fund                           444,983.500

Guinness Flight Asia Small Cap Fund                        10,602,161.935

Guinness Flight China & Hong Kong Fund                     15,567,224.191

Guinness Flight Global Government Bond Fund                   560,540.266


         Any other business which may properly come before the meeting will be voted separately by Shares of each Fund. The holders of each Share of the Company shall be entitled to one vote for each full Share and a fractional vote for each fractional Share.

         A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Company at 1-800-915-6566.

         This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about March 24, 1997.


                                  INTRODUCTION

The Meeting is being called for the following purposes.

         With respect to each of the Funds: (1) to approve or disapprove a new investment advisory agreement (the "New Advisory Agreement") between the Company, on behalf of each of the Funds, and the Adviser to take effect as soon as practicable after approval by shareholders; (2) to approve or disapprove a conversion of the Company to a Delaware business trust; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

         Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of each Fund. The term

"majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

         At the meeting, the presence in person or by proxy of shareholders entitled to cast one-third of the votes thereat shall constitute a quorum. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         If the Proposals are approved, it is anticipated that they will become effective as soon as practical after shareholder approval.


                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF A PROPOSED INVESTMENT
         ADVISORY AGREEMENT BETWEEN THE COMPANY, ON BEHALF OF EACH FUND
                AND GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED

INTRODUCTION

         Guinness Flight Investment Management Limited currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current Advisory Agreement") entered into on behalf of each Fund. Guinness Flight Investment Management Limited is a wholly-owned subsidiary of Guinness Flight Global Asset Management Limited.

         Pursuant to an agreement between Guinness Mahon Holdings plc ("Guinness Mahon"), the parent of Guinness Flight Global Asset Management Limited ("GFGAM"), GFGAM and Hambros PLC, Hambros Fund Management PLC ("HFM") will be acquired by GFGAM (which will be renamed Guinness Flight Hambro Asset Management Limited) and further shares in GFGAM will be acquired by Hambros PLC from
Guinness Mahon and other shareholders of GFGAM. After the transaction Guinness Mahon and Hambros PLC will each own 42.68%, and management the remaining 14.64%, of Guinness Flight Hambro Asset Management Limited. In addition, option schemes will be established for management which could, when appropriate targets are met, increase management's ownership percentage to approximately 30%. Consummation of this transaction is contingent upon the parties entering into certain other agreements. This transaction is being referred to as the "Purchase" for purposes of this proxy.

         Guinness Flight Global Asset Management was established in 1987 in a restructuring of Guinness Mahon's investment division led by Mr. Timothy Guinness and Mr. Howard Flight. At that time principally offering international retail investment funds and private client management, the firm today has $4 billion of retail and institutional funds under management and employs 237 professional staff worldwide with offices in London, Los Angeles, Hong Kong and Guernsey, and associated investments and joint ventures in Zurich, Toronto, Madras and Mexico City.

         Hambros Fund Management PLC has been active in investment management for over 30 years. The business employs 129 staff and has $10.88 billion of predominately institutional funds under management and advice. HFM has an office in Hong Kong, in addition to London.

         Management of Guinness Flight Hambro Asset Management Limited. Timothy Guinness and Howard Flight, Joint Managing Directors of GFGAM, will become Chief Executive and Deputy Chairman, respectively, of Guinness Flight Hambro Asset Management Limited, while HFM Managing Director, Andrew Martin Smith, will become the new firm's Deputy Chief Executive.

         As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940
Act). Consummation of the Purchase may be deemed to result in an assignment of each Current Advisory Agreement and, consequently, could terminate each Current Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Purchase and to provide continuity in investment advisory services, at a meeting held on March 9, 1997, the Company's Board of Directors (the "Board"), including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company (the "Disinterested Directors"), approved an investment advisory agreement between the Company, on behalf of each Fund, and the Adviser (the "New Advisory Agreement") to take effect upon the consummation of the Purchase. The Board also directed that such agreement be submitted to shareholders for approval at this meeting. THE NEW ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE CURRENT ADVISORY AGREEMENTS, EXCEPT AS DESCRIBED HEREIN. FOR EACH FUND, THE TERMS OF THE AGREEMENT AND INVESTMENT ADVISORY FEE WILL REMAIN THE SAME.

THE INVESTMENT ADVISER

         THE ADVISORY AGREEMENTS. Guinness Flight Investment Management Limited currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Company on behalf of each Fund. The Adviser will continue to serve as investment adviser to the Funds after the Purchase under the New Advisory Agreement with the Company on behalf of each Fund which is identical in all material respects to the Current Advisory Agreements except for its effective date.

         GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED. Guinness Flight Investment Management Limited is headquartered in London, England, at Lighterman's Court, 5 Gainsford Street, Tower Bridge SE1 2NE, has a U.S. office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101 and an office at Upper Ground Floor, Far East Center, 16 Harcourt Road, Admiralty, Hong Kong.

         While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit A. The New Advisory Agreement should be read in conjunction with the following.

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

         There are no differences between the Current Advisory Agreements and the New Advisory Agreement except that:

         1. Pursuant to the National Securities Markets Improvement Act of 1996, which created a national system of regulating mutual funds by pre-empting State blue sky laws, the Company need no longer comply with State blue sky laws involving expense limitations. Therefore, the language referring to such limitations is not in the New Advisory Agreement.

         2. The separate advisory agreements in place for each Fund have been combined into one advisory agreement for all of the Funds. The Adviser believes it is more efficient to have only one agreement, with each Fund listed on a schedule, which schedule may be revised from time to time in order to add or delete a Fund(s).

         3. The  Current  Advisory  Agreements  are  between the Adviser and the
Company, which is a Maryland corporation. If Proposal 2 is approved by shareholders the New Advisory Agreement will be between the Adviser and a Delaware business trust. If Proposal 2 is not approved by shareholders the New Advisory Agreement will be between the Adviser and the Company, a Maryland corporation.

         The directors of the Adviser are as follows: Michael David Beggs, Paul Robert Brain, Royce Noel Brennan, Ewan Jackson Brown, Christopher Robert Burvill, Andrew David Couch, Michael John William Daley, Richard Russell
Farrell, Howard Emerson Flight, Anne Gallagher, Timothy Whitmore Newton Guinness, Lynda Karen Johnstone, Roger Allin King, Nerissa Y.K. Lee, David Lyon Liddell, John Douglas McClure, David John Potts, Philip Gordon Strode Saunders, Francis Charles Edward Seymour, Martin Keith Slade, Maureen Taylor, Timothy David Hamilton Thomas and John Bidlake Wollocombe.

         Each of the directors, except for Messrs. Flight, Guinness, Liddell and Slade are employed by GFGAM as investment managers. Messrs. Flight and Guinness are joint managing directors and principal executive officers of GFGAM. Messrs. Liddell and Slade are, respectively, finance director and chief legal officer of GFGAM. The business address of each of the directors is Lighterman's Court, 5 Gainsford Street, Tower Bridge, London SE1 2NE.

         The Adviser is a wholly-owned subsidiary of GFGAM. GFGAM is currently 73.5% (63.6% fully diluted) owned by Guinness Mahon, which is a wholly-owned subsidiary of Bank of Yokohama Limited, with the balance owned by management.

BOARD CONSIDERATIONS

         In considering whether to recommend that the New Advisory Agreement be approved by shareholders, the Board considered the nature and quality of services provided by the Adviser to date and comparative data as to advisory fees and expenses. The Board also requested and evaluated such other information from the Adviser which the Board deemed to be relevant, including, but not limited to, that the rate at which advisory fees will be paid to the Adviser would be identical to the rate at which fees are now paid.

         In approving the New Advisory Agreement, the Board also considered that the terms of the Purchase do not require any change in the Adviser's investment management or operation of the Funds, the investment personnel managing the Funds, the shareholder services or other business activities of the Funds, or the investment objectives of the Funds. The Adviser has informed the Board of Directors that the Purchase will not at this time result in any such change in the Funds' management. The Adviser has advised that, at present, it neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each Fund. If, after the Purchase, changes in the Adviser are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

         The Board, including a majority of the Disinterested Directors, unanimously approved the New Advisory Agreement at the meeting held on March 9, 1997.

FEES AND FEE WAIVERS

         Under the Current Advisory Agreements each Fund pays the Adviser (and under the New Advisory Agreement, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

                                                                 Date of             Date last
                                                                 Advisory           Approval by
                  Name of Fund                       Fee         Contract           Shareholders
                  ------------                       ---         --------           ------------

Guinness Flight Asia Blue Chip Fund                  1.00%        4/25/96             4/25/96

Guinness Flight Asia Small Cap Fund                  1.00         4/25/96             4/25/96

Guinness Flight China & Hong Kong Fund               1.00         7/1/94              7/1/94

Guinness Flight Global Government Bond Fund          0.75         7/1/94              7/1/94

         Under the Current Advisory Agreements and the New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal period ended December 31, 1996, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                                                     Amount of Fee
                                                                                        Waiver
                                                                                        and/or
                                                                                       Expense
                  Name of Fund                            Fees Paid                 Reimbursement*
                  ------------                            ---------                 --------------

         Guinness Flight Asia Blue Chip Fund               $12,860                     $92,856
         Guinness Flight Asia Small Cap Fund                62,680                      71,583
         Guinness Flight China & Hong Kong Fund          1,772,174                      ---
         Guinness Flight Global Government Bond Fund        19,110                     176,407


         *This voluntary waiver and/or limitation is currently in effect but may be terminated at any time.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

         Approval of the New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. If the shareholders of a Fund do not approve the New Advisory Agreement, the Adviser will continue to manage the Fund's investments under the Current Advisory Agreement. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                   PROPOSAL 2

                    APPROVAL OR DISAPPROVAL OF PROPOSED PLAN
            TO CONVERT GUINNESS FLIGHT INVESTMENT FUNDS, INC. FROM A
                MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST

INTRODUCTION

         If the shareholders of all the Funds approve this Proposal, the Company will be converted from a Maryland corporation into a Delaware business trust. The proposed conversion into a Delaware business trust (the "Conversion") would take place pursuant to an Agreement and Plan of Conversion and Termination (the "Conversion Plan") in the form attached as Exhibit B to this Proxy Statement. Adoption of this Proposal for each Fund requires a vote of the "majority of the outstanding voting securities" of such Fund, within the meaning of the 1940 Act. If the proposed conversion is approved, the name of the Company will be changed to Guinness Flight Investment Funds.

         On March 9, 1997, the Board of Directors of the Company unanimously approved a proposal made by the Adviser to change the jurisdiction in which the Company is organized. Since the Company (sometimes described in this Proposal as the "Current Company") is currently organized as a Maryland corporation, certain of its affairs are governed by Amended Articles of Incorporation adopted under and subject to the laws of Maryland. The Conversion to a Delaware business trust (described in this Proposal as the "Successor Company" in order to distinguish it from the Current Company) is being recommended for the purpose of restating and clarifying the Current Company's organizational document -- its amended articles of incorporation -- under Delaware law, which the Board believes would result in certain advantages. These advantages would include (i) having more flexibility and efficiency in the administration of the Company, (ii) being subject to a clearer and more developed body of law (the law of Delaware), and
(iii) having the potential to avoid certain expenses or obtain certain cost savings for the Company and its shareholders. See "Evaluation by the Board of Directors" below.

DESCRIPTION OF THE CURRENT COMPANY

         The Current Company's Amended Articles of Incorporation (the "Articles of Incorporation"), were filed with the Secretary of State of the State of Maryland on April 20, 1994. The Articles of Incorporation, as amended to date, authorize the Directors to issue an unlimited number of Shares. The Company presently has four series or Funds (the "Current Funds"). The Articles of Incorporation authorize the Directors to issue Shares in additional series by setting or changing their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption privileges.

DESCRIPTION OF THE SUCCESSOR COMPANY

         The Successor Company would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached as Exhibit C (the "Delaware Trust Instrument"). As a Delaware business trust, the Successor Company's operations will be governed by the Delaware Trust Instrument, the Successor Company's Bylaws and applicable Delaware law rather than by the Current Company's Articles of Incorporation, Amended and Restated By-laws and applicable Maryland law. Except as described in this Proposal, the Conversion will not affect the operations of the Funds, which will continue to have the same investment objectives, policies and restrictions and be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder, and those of applicable state securities laws.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act (the "Delaware Act"), are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. For example, Delaware law authorizes electronic or telephonic communications between shareholders and the Successor Company, and taking advantage of this provision could improve shareholder voting procedures and reduce costs. Under Delaware law, the Successor Company also will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Company, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Company's domicile without a shareholder vote. This flexibility could help to assure that the Successor Company operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues. Additionally, the Trustees may create additional series and classes of the Trust without making any state filing.

         The provisions of the Delaware Trust Instrument are similar to those of the Articles of Incorporation, but various ambiguities and deficiencies have been addressed and clarified. In addition, the Delaware Trust Instrument provides more details and additional flexibility as to certain matters that were not addressed by the Articles of Incorporation. Shareholders will be deemed to have preauthorized certain changes which the Board could adopt for the structural form for each Fund (which would allow the Board to convert a Fund into "master/feeder" format).

SIMILARITIES BETWEEN THE CURRENT AND PROPOSED TRUSTS. Although the Conversion would result in certain changes which are described above, most aspects of administering the Successor Company as a Delaware business trust will remain unchanged.

         Management by the Board of Trustees. The Company will continue to be managed by or under the direction of its Directors (who will be referred to as Trustees after the conversion), who serve indefinite terms and who shall have substantially the same responsibilities, powers, and fiduciary duties as the Directors of the Current Company. The Trustees of the Successor Company will be the current Directors of the Company. The Trustees of the Successor Company may elect the officers of the Successor Company, who will be officers of the Current Company.

         Issuance of Shares in Separate Series. The Delaware Trust Instrument will establish separate series of shares (each, a "Successor Fund") to correspond to each of the Current Funds. As is presently the case, the Trustees of the Successor Company may establish additional series, designate the relative rights and preferences of each series, and may divide the shares of any series into classes. Shares of each series shall represent equal proportionate interests in the assets of that series only and have identical voting, dividend, liquidation, and other rights. The liabilities of each series shall be borne solely by that series, and no series will be responsible for the liabilities of another series. Each series may issue an unlimited number of shares, and all shares issued will be fully paid and non-assessable. Shares will have no subscription or preemptive rights or other right to subscribe to any additional shares and only such conversion or exchange rights as the Trustees may grant in their discretion.

         Shareholder Meetings and Voting. Shares of the Company are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, and (ii) when the Board of Trustees has determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         The Successor Company, like the Current Company, will operate as an open-end management investment company registered with the SEC and governed by the 1940 Act. Shareholders of each Successor Fund will, therefore, have the power to vote at special meetings with respect to matters pertaining to the Company generally and to their Successor Fund in particular, such as any proposed changes in fundamental investment policies of that respective Successor Fund.

         Liability of Trustees. The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Successor Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Successor Company; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Successor Company or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Successor Company. The Successor Company may advance money for expenses, provided that the Trustee undertakes to repay the Successor Company if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Successor Company is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Successor Company's independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

SUMMARY OF THE CONVERSION PLAN

         The following summary of the principal terms of the Conversion Plan is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Exhibit B to this Proxy Statement.

         A Delaware certificate of trust has been filed and the Successor Company has been established as a Delaware entity. Each Successor Fund will have only nominal assets and no liabilities.

         On the closing date of the Conversion (the "Closing Date"), the Current Company will transfer all of the assets of each of its Current Funds to a corresponding Successor Fund of the Successor Company in exchange for the assumption by each Successor Fund of all of the corresponding Current Fund's liabilities and the issuance of that number of shares of the Successor Fund (the "Successor Fund Shares") equal to the number of outstanding shares of the corresponding Current Fund (the "Current Fund Shares"). Immediately thereafter, each Current Fund will distribute the same number of Successor Fund Shares to each Current Fund shareholder as are then owned by the shareholder. Following the making of such a liquidating distribution by each Current Fund, the Current Company will be terminated and, as soon as practicable thereafter, will be wound up and dissolved.

         UPON COMPLETION OF THE CONVERSION, EACH SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES. Of course, the value of a shareholder's investment will fluctuate thereafter, based on the investment performance of the Successor Fund.

         As described above, if the Conversion is approved, the Successor Fund Shares will be held of record by the Current Funds on the Closing Date pending distribution to shareholders. Approval by shareholders of this Proposal 2 will be deemed to authorize the Current Funds (as shareholders on the Closing Date) to vote on each of the Proposals set forth in this Proxy Statement in the same proportion as the shareholders voted, so that the approval of the respective Proposals may be made effective with respect to the Successor Funds and the Successor Company as well as the Current Funds and the Current Company. In addition, an approval of this Proposal 2 by shareholders of any Current Fund will be deemed to authorize that Current Fund (as shareholder on the Closing
Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Successor Fund which had previously been approved by shareholders of the Current Fund and are then in effect with respect to the Current Fund including, but not limited to: (i) approving the investment advisory agreement (ii) approving Rule 12b-1 distribution plans; (iii) electing as Trustees of the Successor Fund the persons serving as Directors of the Current Fund; and (iv) ratifying the selection of the Current Fund's present auditors as auditors of the Successor Fund for the current fiscal year.

         If the Conversion Plan is approved, the Closing Date of the Conversion is expected to occur on or about April 25, 1997, unless the Trustees of the Successor Company determine that it would not be in the best interests of the Shareholders to do so at that time or at all. The obligations of the Current Company and the Successor Company under the Conversion Plan are subject to various conditions as stated therein. The Conversion Plan may be terminated or amended at any time prior to the Conversion, but no such amendment may have a material adverse effect on the interests of Current Company shareholders. The Conversion Plan is deemed to be a separate plan, and therefore severable, with respect to each Current Fund (and its corresponding Successor Fund).

TEMPORARY WAIVER OF CERTAIN INVESTMENT POLICIES

         Certain investment policies of the Company, including those which prohibit it from acquiring more than a stated percentage of ownership of another company and from investing more than a stated percentage of its assets in a particular industry, could be deemed to prohibit the Company from carrying out the Conversion. By approving this Proposal, shareholders will be agreeing that for the purposes of effecting the Conversion, any investment policies or restrictions that would otherwise prohibit the Conversion will be waived on a temporary basis so as not to impede the Conversion.

FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION

         In connection with the Conversion, the Company intends to obtain an opinion of counsel stating that, with respect to each Current Fund, for federal income tax purposes: (i) the transfer of all of the assets of the

Current Company (except for cash reserve in an amount necessary for the discharge of all known and reasonably anticipated liabilities of the Current Company, if any) to the Successor Company in exchange for the assumption of all of the liabilities of the Current Company by the Successor Company and the delivery to the Current Company of shares of the Successor Funds, and the distribution by the Current Company pro rata to its shareholders of such shares of the Successor Company and the termination of the Current Company, as described in the Conversion Plan will constitute a reorganization within the meaning of section 368(a)(1)(C), 368(a)(1)(D), or 368(a)(1)(F) of the Code, respectively; (ii) the Current Fund will not recognize any gain or loss as a result of the Conversion; (iii) the Successor Fund will not recognize any gain or loss as a result of the Conversion; (iv) shareholders of the Current Fund will not recognize any gain or loss on the exchange of their Current Fund Shares for Successor Fund Shares in the Conversion; (v) the basis of the Successor Fund Shares received by a shareholder will equal the basis of the shareholder's Current Fund Shares immediately prior to the Conversion; (vi) the holding period of Successor Fund Shares received in the Conversion by a shareholder will include the holding period during which he held the Current Fund Shares exchanged therefor as a capital asset as of the time of the Conversion; and
(vii) the basis and holding period of the Successor Fund in the assets of the Current Fund received in the Conversion will equal the basis and will include the holding period, respectively, of such assets in the hands of the Current Fund immediately prior to the Conversion.

         The Current Funds and the Current Company have not sought a tax ruling from the Internal Revenue Service ("IRS") with respect to the tax aspects of the Conversion, but will act in reliance upon the opinion of counsel discussed in the preceding paragraph. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If for any reason the Conversion did not qualify as a tax-free reorganization for federal income tax purposes, then (i) the transfer of each Current Fund's assets to its corresponding Successor Fund would be treated as a taxable sale or exchange of those assets at fair market value, and (ii) the exchange --by the shareholders of each Current Fund -- of their Current Fund Shares for Successor Fund Shares would be treated as a taxable exchange of the Current Fund Shares, also at fair market value. Shareholders should consult their own advisers concerning that and other potential tax consequences of the Conversion to them, including any applicable state and local income tax consequences.

EVALUATION BY THE CURRENT COMPANY'S DIRECTORS

         Based on a recommendation by the Adviser, the Board reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed Delaware Trust Instrument. In this regard, the Directors considered the following: (1) the advantages described above which apply to operating the Successor Company as a Delaware business trust; (2) the advantages to be gained by restating the Company's entire trust instrument and adopting the new Trust instrument under Delaware law; (3) that the Conversion will not affect the investment advisory arrangements applicable to the Company, the investment objectives, policies or restrictions of any Fund, or otherwise affect in any significant manner the general characteristics of any Fund or a shareholder's investment therein; (4) the expected federal tax consequences to the Current Funds, the Successor Funds and shareholders resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes to the Current Funds, the Successor Funds or shareholders will occur as a result thereof; and (5) that the interests of the shareholders of the Current Funds will not be diluted as a result of the proposed Conversion.

         In considering these factors and reaching the decision to recommend that the shareholders vote to approve this Proposal, the Board concluded that adopting the Conversion Plan and the Delaware Trust Instrument is in the best interests of the shareholders. Appraisal rights are not available to Current Company shareholders. However, shareholders retain the right to redeem their Shares at net asset value at any time.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                          "FOR" THE FOREGOING PROPOSAL.

         In addition, for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournment thereof.

OTHER INFORMATION

         SUBSTANTIAL SHAREHOLDERS. As of the Record Date, the Company believed that the following persons beneficially owned more than 5% of the Funds:

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND:
                                       Percentage of        Number of
             Name                    Fund Outstanding      Shares Owned
         ------------------------    ----------------      ------------
         Pigeon & Co.                      51.52%          289,029.3240
         c/o Frost National Bank
         P.O. Box 2479
         San Antonio, TX  78298

         Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

         Submission of Proposals for the Next Annual Meeting of the Company. Under the Company's Articles of Incorporation and Amended and Restated By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Directors have been elected by shareholders). Therefore, the Company does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Company at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, and must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

March 24, 1997
                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Steven J. Paggioli
                                            ----------------------------------
                                            Steven J. Paggioli
                                            Secretary

                                                                       EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                        GUINNESS FLIGHT INVESTMENT FUNDS

                                       AND

                  GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED


         INVESTMENT ADVISORY AGREEMENT, dated as of ________, 1997, by and between GUINNESS FLIGHT INVESTMENT FUNDS, a Delaware business trust which may issue one or more series of shares of beneficial interest (the "Trust"), and GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED (the "Adviser").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "Act"); and

         WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom and is thereby regulated by IMRO in the conduct of its investment business for United Kingdom investors and engages in the business of acting as an investment adviser; and

         WHEREAS, the Trust wishes to engage the Adviser to provide certain investment advisory services to the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

          1.   Appointment.

         The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Funds with respect to the investment of their assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Funds.

          2. Duties and Obligations of the Adviser With Respect to the Invest-ment of Assets of the Funds.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                (i) supervise  continuously the investment  program of each Fund and the composition of its portfolio;

               (ii) determine what securities be purchased or sold by each Fund;
                    and

              (iii) arrange for the purchase and the sale of securities  held in the portfolio of each Fund; and

         (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

                (i) the provisions of the Act and of any rules or regulations in force thereunder;

               (ii) any other applicable provisions of state and Federal law;

              (iii) the provisions of the Trust's Trust  Instrument and By-Laws, as amended from time to time;

               (iv) any policies and  determinations of the Board of Trustees of the Trust; and

                (v) the  fundamental  policies of each Fund, as reflected in its
                    Registration Statement under the Act, as amended from time to time.

         (c) The Adviser shall give each Fund the benefit of its best judgment and effort in rendering services hereunder, and in connection therewith the Adviser shall not be liable to any Fund or its security holders for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for such Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this subsection (c), the term "Adviser" shall include board members, officers and employees of the Adviser as well as the entity referred to as the "Adviser" itself.

         (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation
(including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Funds under this Agreement. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Funds' principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Funds, except as permitted by the Act, and will comply with all other provisions of the Trust's Trust Instrument and By-Laws and the then-current prospectus and statement of additional information applicable to each Fund relative to the Adviser and its board members and officers.

         (e) The Funds will supply the Adviser with certified copies of the following documents: (i) the Trust's Trust Instrument and By-Laws; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement; (iii) the Funds' Registration Statement, as filed with the Securities and Exchange Commission; and (iv) the Funds' most recent prospectus and statement of additional information. The Funds will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission.

         (f) The Funds will supply, or cause its custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

         3. Broker-Dealer Relationships.

         The Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. Each Fund understands that many of its portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to an affiliated broker-dealer, if any, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Allocation of Expenses.

         The Adviser agrees that it will furnish each Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply to any administrator (the "Administrator") of the Funds all necessary financial information in connection with the Administrator's duties under any agreement between the Administrator and the Trust on behalf of the Funds. All costs and expenses associated with any administrative functions delegated by the Adviser to the Administrator that are not pursuant to any agreement between the Administrator and a Fund or the Adviser and a Fund will be paid by the Adviser. All other costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust on behalf of a Fund shall be paid by the Fund from the assets of the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of the directors other than those affiliated with the adviser or the administrator; (vi) legal, accounting and audit expenses; (vii) fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund;
(viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; (xii) expenses connected with the execution, recording and settlement of portfolio securities transactions;
(xiii) fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; (xiv) expenses of calculating net asset value of the shares of the Fund; (xv) industry membership fees allocable to the Fund; and (xvi) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and directors with respect thereto.

         5. Compensation of the Adviser.

         For the services to be rendered, each Fund shall pay to the Adviser from the assets of the Fund an investment advisory fee paid monthly at an annual rate set forth opposite each Fund's name on Schedule A which shall be a percentage of the Fund's average daily net assets for the Fund's then-current fiscal year. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

         6. Duration Amendment and Termination.

         (a) This Agreement shall go into effect as to each Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of a Fund and by such a vote of the trustees.

         (b) This Agreement may be amended only if such amendment is approved by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of a Fund.

         (c) This Agreement may be terminated as to a Fund by the Adviser at any time without penalty upon giving such Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by a Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by such Fund shall be approved by the vote of a majority of all the trustees in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act).

         7. Board of Trustees' Meeting.

         Each Fund agrees that notice of each meeting of the Board of Trustees will be sent to the Adviser and that each Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

         8. Use of the Name "Guinness Flight".

         Each Fund acknowledges that it is adopting its name through permission of the Adviser, and agrees that the Adviser reserves to itself and any successor to its business the right to withdraw the right to use the name "Guinness Flight" from a Fund if the Adviser no longer advises the Fund. The Adviser also reserves the right to grant the nonexclusive right to use the name "Guinness Flight" or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event this Agreement is terminated, each Fund shall immediately delete "Guinness Flight" from its name and may not use the name "Guinness Flight" in any manner thereafter.

         9. Notices.

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

         10. Questions of Interpretation.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                GUINNESS FLIGHT INVESTMENT FUNDS


                                By___________________________________
                                     Title:



                                GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED


                                By____________________________________
                                     Title:

                                   SCHEDULE A



Name of Fund                                                              Fee*
------------                                                              ----

 1.      Guinness Flight Asia Blue Chip Fund                             1.00%
 2.      Guinness Flight Asia Small Cap Fund                             1.00%
 3.      Guinness Flight China & Hong Kong Fund                          1.00%
 4.      Guinness Flight Global Government Bond Fund                      .75%

--------------
* As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

                                                                       EXHIBIT B

            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


         AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated March 9, 1997 (the "Agreement"), between Guinness Flight Investment Funds, Inc., a Maryland corporation (the "Maryland Corporation") and Guinness Flight Investment Funds, a Delaware business trust (the "Delaware Trust"), each having an office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101.

         WHEREAS, the Board of Directors of the Maryland Corporation and the Board of Trustees of the Delaware Trust have determined that it is in the best interests of the Maryland Corporation and the Delaware Trust, respectively, that the assets of the Maryland Corporation be acquired by the Delaware Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Maryland and the State of Delaware; and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. Plan of Exchange.

               (a) Subject to the requisite approval of the shareholders of each series of the Maryland Corporation by the affirmative vote of at least a majority of the outstanding voting securities (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")) of each series of the Maryland Corporation and to the terms and conditions contained herein, on the Exchange Date (as defined herein), the Maryland Corporation shall assign, transfer and convey the assets of each of its series identified on Schedule I hereto (collectively, the "Current Funds" and each individually, a "Current Fund"), including all securities and cash held by each Current Fund (subject to the liabilities of each such Current Fund) to the corresponding series of the Delaware Trust identified on Schedule I hereto (collectively, the "Successor Funds" and each individually, a "Successor Fund"), and each such Successor Fund shall acquire all of the assets of each corresponding Current Fund (subject to the liabilities of each such Current Fund) in exchange for full and fractional shares of beneficial interest of such Successor Fund, no par value per share (the "Fund Shares"), to be issued by the Delaware Trust, having, in the case of each Successor Fund, an aggregate net asset value equal to the value of the net assets of the corresponding Current Fund acquired. The value of the assets of each of the Current Funds and the net asset value per share of the Fund Shares of each of the Successor Funds shall be determined as of the Exchange Date in accordance with the procedures for determining the value of each Current Fund's assets set forth in the Maryland Corporation's Amended and Restated Articles of Incorporation and the then-current prospectus and statement of additional information for each Current Fund that forms a part of the Maryland
Corporation's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Delaware Trust shall credit the Fund Shares to the Maryland Corporation's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Maryland Corporation. The Maryland Corporation shall then deliver written instructions to the Delaware Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Current Funds.

               (b) Delivery of the assets of each of the Current Funds to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to Investors Bank and Trust Company, the Delaware Trust's custodian (the "Custodian"), for the account of the Delaware Trust and the Successor Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Delaware Trust and the Successor Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the

Custodian for the account of the Delaware Trust and the Successor Funds. All assets delivered to the Custodian as provided herein shall be allocated by the Delaware Trust to each Successor Fund corresponding to the Current Fund from which, or on the account of which, the assets were transferred.

               (c) The Maryland Corporation will pay or cause to be paid to the Delaware Trust any interest received on or after the Exchange Date with respect to assets transferred from any Current Fund to the corresponding Successor Fund hereunder and the Delaware Trust shall allocate any such interest to the appropriate Successor Fund. The Maryland Corporation will transfer to the Delaware Trust any distributions, rights or other assets received by the Maryland Corporation after the Exchange Date as distributions on or with respect to the securities transferred from any Current Fund to the corresponding Successor Fund hereunder and the Delaware Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Fund. All such assets shall be deemed included in assets transferred to the Current Funds on the Exchange Date and shall not be separately valued.

               (d) The Exchange Date shall be May 1, 1997, or such other date as may be mutually agreed upon by the parties.

               (e) As soon as practical after the Exchange Date, the Maryland Corporation shall distribute all of the Fund Shares of each of the Successor Funds received by it among the shareholders of each corresponding Current Fund in proportion to the number of shares each such shareholder holds in each such Current Fund and, thereafter, the Maryland Corporation will dissolve and terminate. After the Exchange Date, each Current Fund shall not conduct any business except in connection with its dissolution and termination.

         2. The Maryland Corporation's Representations and Warranties. The Maryland Corporation represents and warrants to and agrees with the Delaware Trust as follows:

               (a) The Maryland Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

               (b) The Maryland Corporation is registered under 1940 Act, as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) Except as shown on the audited financial statements of each Current Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Maryland Corporation's and each Current Fund's business since then, neither the Maryland Corporation nor any Current Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Maryland Corporation or any Current Fund.

               (d) On the Exchange Date, the Maryland Corporation will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

         3. The Delaware Trust's Representations and Warranties. The Delaware Trust represents and warrants to and agrees with the Maryland Corporation as follows:

               (a) The Delaware Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) The Delaware Trust will register as an open-end management investment company and adopt the Registration Statement of the Maryland Corporation, for purposes of the Securities Act of 1933, as amended, and the 1940 Act.

               (c) Neither the Delaware Trust nor any Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Delaware Trust or any Successor Fund.

               (d) At the Exchange Date, the Fund Shares to be issued to the Maryland Corporation (the only Fund Shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Delaware Trust. No Delaware Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

         4. The Delaware Trust's Conditions Precedent. The obligations of the Delaware Trust hereunder shall be subject to the following conditions:

               (a) The Maryland Corporation shall have furnished to the Delaware Trust a statement of the Maryland Corporation's assets, including a list of securities owned by the Maryland Corporation with their respective tax costs and values determined as provided in Section l hereof, all as of the Exchange Date.

               (b) As of the Exchange Date, all representations and warranties of the Maryland Corporation made in this Agreement shall be true and correct as if made at and as of such date, and the Maryland Corporation shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

               (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each series of the Maryland Corporation entitled to vote and the shareholders of the Maryland Corporation shall have voted, by the vote specified in the proxy materials of the Maryland Corporation and the Current Funds relating to this Agreement, to direct the Maryland Corporation to vote, and the Maryland Corporation shall have voted by or on the Exchange Date, as sole shareholder of the Delaware Trust to elect James I. Fordwood, Dr. Gunter Dufey, Dr. Bret A. Herscher and J. Brooks Reece, Jr. as Trustees of the Delaware Trust.

         5. The Maryland Corporation's Conditions Precedent. The obligations of the Maryland Corporation hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Delaware Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Delaware Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         6. The  Delaware  Trust's  and The  Maryland  Corporation's  Conditions
Precedent. The obligations of both the Delaware Trust and the Maryland Corporation hereunder shall be subject to the following conditions:

               (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the outstanding shares of each series of the Maryland Corporation entitled to vote as of the record date for the special meeting of shareholders of the Maryland Corporation (such record date being March 14, 1997).

               (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

               (c) The Delaware Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

               (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

               Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Maryland Corporation.

         7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Maryland Corporation or the Board of Trustees of the Delaware Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Maryland Corporation) if circumstances should develop that, in the opinion of either the Board of Directors of the Maryland Corporation or the Board of Trustees of the Delaware Trust, make proceeding with this Agreement inadvisable.

         If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Delaware Trust or the directors, officers or shareholders of the Maryland Corporation, in respect of this Agreement.

         8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Directors of the Maryland Corporation, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Delaware Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Maryland Corporation or the shareholders of the Delaware Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Directors of the Maryland Corporation and the Board of Trustees of the Delaware Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

         9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Maryland Corporation, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to principles of conflict of laws.

         11. Capacity of Directors and Trustees, etc. With respect to the Maryland Corporation, the name "Guinness Flight Investment Funds, Inc." and "Directors of Guinness Flight Investment Funds, Inc." refer respectively to the Corporation created and the Directors, as directors but not individually or personally, acting from time to time under an Amended and Restated Articles of Incorporation filed on April 20, 1994 at the office of the State Secretary of the State of Maryland which is hereby referred to and is also on file at the principal office of the Maryland Corporation. The obligations of the Maryland Corporation entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders or representatives of the Maryland Corporation personally, but bind only the corporate property, and all persons dealing with any class of shares of the Maryland Corporation must look solely to the corporate property belonging to such class for the enforcement of any claims against the Maryland Corporation.

         12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         IN WITNESS WHEREOF, the Maryland Corporation and the Delaware Trust have caused this Agreement and Plan of Conversion and Termination to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


                                          GUINNESS FLIGHT INVESTMENT FUNDS, INC.
                                          a Maryland Corporation



ATTEST:  ___________________________      By: ___________________________
                                              Title:



                                          GUINNESS FLIGHT INVESTMENT FUNDS
                                          a Delaware Business Trust



ATTEST:  __________________________      By: ____________________________
                                              Title:

                                   SCHEDULE I
Current Funds                                          Successor Funds
-------------                                          ---------------

Asia Blue Chip                                         Asia Blue Chip
Asia Small Cap                                         Asia Small Cap
China & Hong Kong                                      China & Hong Kong
Global Government Bond                                 Global Government Bond

                                                                       EXHIBIT C


                        GUINNESS FLIGHT INVESTMENT FUNDS




                                TRUST INSTRUMENT

                               DATED MARCH 6, 1997

                        GUINNESS FLIGHT INVESTMENT FUNDS

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
 ARTICLE I - NAME AND DEFINITION.........................................  1
          Section 1.01  Name.............................................  1
          Section 1.02  Definitions......................................  1

 ARTICLE II - BENEFICIAL INTEREST........................................  2
          Section 2.01  Shares of Beneficial Interest....................  2
          Section 2.02  Issuance of Shares...............................  2
          Section 2.03  Register of Shares and Share Certificates........  2
          Section 2.04  Transfer of Shares...............................  2
          Section 2.05  Treasury Shares..................................  2
          Section 2.06  Establishment of Series..........................  2
          Section 2.07  Investment in the Trust..........................  3
          Section 2.08  Assets and Liabilities of Series.................  3
          Section 2.09  No Preemptive Rights.............................  4
          Section 2.10  No Personal Liability of Shareholder.............  4
          Section 2.11  Assent to Trust Instrument.......................  4

 ARTICLE III - THE TRUSTEES..............................................  4
          Section 3.01  Management of the Trust..........................  4
          Section 3.02  Initial Trustee..................................  5
          Section 3.03  Term of Office...................................  5
          Section 3.04  Vacancies and Appointments.......................  5
          Section 3.05  Temporary Absence................................  5
          Section 3.06  Number of Trustees...............................  5
          Section 3.07  Effect of Ending of a Trustee's Service..........  5
          Section 3.08  Ownership of Assets of the Trust.................  5

 ARTICLE IV - POWERS OF THE TRUSTEES.....................................  6
          Section 4.01  Powers...........................................  6
          Section 4.02  Issuance and Repurchase of Shares................  8
          Section 4.03  Trustees and Officers as Shareholders............  8
          Section 4.04  Action by the Trustees...........................  8
          Section 4.05  Chairman of the Trustees.........................  8
          Section 4.06  Principal Transactions...........................  8

 ARTICLE V - EXPENSES OF THE TRUST.......................................  9

 ARTICLE VI - INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
          ADMINISTRATOR AND TRANSFER AGENT...............................  9
          Section 6.01  Investment Adviser...............................  9
          Section 6.02  Principal Underwriter............................  9
          Section 6.03  Administration................................... 10
          Section 6.04  Transfer Agent................................... 10
          Section 6.05  Parties to Contract.............................. 10
          Section 6.06  Provisions and Amendments........................ 10

ARTICLE VII - SHAREHOLDERS' VOTING POWERS AND MEETINGS................... 10
         Section 7.01  Voting Powers..................................... 10
         Section 7.02  Meetings.......................................... 11
         Section 7.03  Quorum and Required Vote.......................... 11

ARTICLE VIII - CUSTODIAN................................................. 12
         Section 8.01  Appointment and Duties............................ 12
         Section 8.02  Central Certificate System........................ 12

ARTICLE IX - DISTRIBUTIONS AND REDEMPTIONS............................... 12
         Section 9.01  Distributions..................................... 12
         Section 9.02  Redemptions....................................... 13
         Section 9.03  Determination of Net Asset Value and
          Valuation of Portfolio Assets.................................. 13
         Section 9.04  Suspension of the Right of Redemption............. 14
         Section 9.05  Redemption of Shares in Order
                         to Qualify as Regulated Investment Company...... 14
         Section 9.06  Redemption of Small Accounts...................... 14

ARTICLE X - LIMITATION OF LIABILITY AND INDEMNIFICATION.................. 14
         Section 10.01  Limitation of Liability.......................... 14
         Section 10.02  Indemnification.................................. 14
         Section 10.03  Shareholders..................................... 15

ARTICLE XI - MISCELLANEOUS............................................... 15
         Section 11.01  Trust Not A Partnership.......................... 15
         Section 11.02  Trustee's Good Faith Action, Expert Advice,
                   No Bond or Surety..................................... 16
         Section 11.03  Establishment of Record Dates.................... 16
         Section 11.04  Termination of Trust............................. 16
         Section 11.05  Reorganization................................... 17
         Section 11.06  Filing of Copies, References, Headings........... 17
         Section 11.07  Applicable Law................................... 17
         Section 11.08  Amendments....................................... 18
         Section 11.09  Fiscal Year...................................... 18
         Section 11.10  Name Reservation................................. 18
         Section 11.11  Provisions in Conflict With Law.................. 18

                        GUINNESS FLIGHT INVESTMENT FUNDS
                                  March 6, 1997

         TRUST INSTRUMENT, made by Joanne Doldo (the "Trustee").

         WHEREAS, the Trustee desires to establish a business trust for the investment and reinvestment of funds contributed thereto;

         NOW THEREFORE, the Trustee declares that all money and property contributed to the trust hereunder shall be held and managed in trust under this Trust Instrument as herein set forth below.

                                    ARTICLE I
                               NAME AND DEFINITION

         SECTION 1.01 NAME. The name of the trust created hereby is "Guinness Flight Investment Funds."

         SECTION 1.02 DEFINITIONS. Wherever used herein, unless otherwise required by the context or specifically provided:

         (a) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time. Whenever reference is made hereunder to the 1940 Act, such references shall be interpreted as including any applicable order or orders of the Commission or any rules or regulations adopted by the Commission thereunder or interpretive releases of the Commission staff;

         (b) "Bylaws" means the Bylaws of the Trust as adopted by the Trustees, as amended from time to time;

         (c) "Commission" has the meaning given it in the 1940 Act. In addition, "Affiliated Person," "Interested Person" and "Principal Underwriter" shall have the respective meanings given them in the 1940 Act;

         (d) "Delaware Act" means the Delaware Business Trust Act, to Chapter 38 of Title 12 of the Delaware Code, as amended from time to time;

         (e) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

         (f) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

         (g) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

         (h) "Shareholder" means a record owner of Outstanding Shares of the Trust;

         (i) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

         (j) The "Trust" means Guinness Flight Investment Funds, a Delaware business trust, and reference to the Trust when applicable to one or more Series of the Trust, shall refer to any such Series;

         (k) The "Trustees" means the person or persons who has or have signed this Trust Instrument so long as he or they shall continue in office in accordance with the terms hereof and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of
Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their respective capacity as Trustees hereunder;

         (l) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II
                               BENEFICIAL INTEREST

         SECTION 2.01 SHARES OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall be divided into such Shares of one or more separate and distinct Series or classes of a Series as set forth in Section 2.06 or as the Trustees shall otherwise from time to time create and establish as provided in Section
2.06. The number of Shares of each Series and class thereof authorized hereunder is unlimited. Except as otherwise determined by the Trustees, each Share shall have no par value. All Shares issued hereunder, including without limitation Shares issued in connection with a dividend paid in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

         SECTION 2.02 ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time, without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000th of a Share or integral multiples thereof. The Trustees or any person the Trustees may authorize for the purpose may, in their discretion, reject any application for the issuance of shares.

         SECTION 2.03 REGISTER OF SHARES AND SHARE CERTIFICATES. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. No share certificates shall be issued by the Trust except as the Trustees may otherwise authorize, and the persons indicated as shareholders in such register shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such officer or other agent of the Trustees as shall keep the said register for entry thereon.

         SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         SECTION 2.05 TREASURY SHARES. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

         SECTION 2.06 ESTABLISHMENT OF SERIES AND CLASSES. The Trust created hereby shall consist initially of four Series which are specified by name on Schedule A attached hereto, and such Series shall initially consist of such classes of Shares as are designated on Schedule A. Such initial Series (or class thereof, as applicable) shall have the investment objectives, purposes and policies, and such relative rights, powers, duties and other attributes, as are specified in the Registration Statement and related prospectus and statement of additional information approved by the Trustees in connection with the registration and offer of Shares of such Series (or class thereof). Distinct records shall be maintained by the Trust for each Series and the assets and liabilities associated with the Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any Series or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series (other than those established pursuant to the first sentence of this Section 2.06) shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares, but need not issue Shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

         All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

         Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his proportionate share of all distributions made with respect to such Series, based upon the number of full and fractional Shares of the Series held. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

         SECTION 2.07 INVESTMENT IN THE TRUST. The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX
Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full and fractional Shares at the net asset value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) fix minimum amounts for initial and subsequent investments or (b) impose a sales charge upon investments in such manner and at such time determined by the Trustees.

         SECTION 2.08 ASSETS AND LIABILITIES OF SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, and shall be subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the

Trustees in their discretion to allocate general liabilities, expenses, costs, changes or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this contractual limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

         SECTION 2.09 NO PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

         SECTION 2.10 NO PERSONAL LIABILITY OF SHAREHOLDER. No Shareholder shall be personally liable for the debts, liabilities, obligation and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other understanding issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

         SECTION 2.11 ASSENT TO TRUST INSTRUMENT. Every Shareholder, by virtue of having purchased a Share shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                   ARTICLE III
                                  THE TRUSTEES

         SECTION 3.01 MANAGEMENT OF THE TRUST. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III and except as otherwise provided in
Section 3.02 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Any Shareholder meeting held for such purpose shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees in accordance with the provisions of the 1940 Act.

         SECTION 3.02 INITIAL TRUSTEES. The initial Trustees shall be the persons named herein. The initial Trustees shall appoint additional or substitute Trustees at an organizational meeting of Trustees. Thereafter, Trustees shall be appointed or elected as provided in Sections 3.01 and 3.04 of this Article III.

         SECTION 3.03 TERM OF OFFICE. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of illness or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares of the Trust.

         SECTION 3.04 VACANCIES AND APPOINTMENTS. In case of a Trustee's declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of illness, disease or otherwise, or if a Trustee is otherwise unable to serve, or if there is an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of a vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

         An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any person appointed as a Trustee pursuant to this Section 3.04 shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and such person shall be deemed a Trustee.

         SECTION 3.05 TEMPORARY ABSENCE. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any time to any other Trustee or Trustees, provided that in no case shall fewer than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

         SECTION 3.06 NUMBER OF TRUSTEES. From and after the date of appointment of Trustees by the initial Trustees named herein, the number of Trustees shall be at least three (3), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

         SECTION 3.07 EFFECT OF ENDING OF A TRUSTEE'S SERVICE. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

         SECTION 3.08 OWNERSHIP OF ASSETS OF THE TRUST. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, the Trust or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series based upon the number of Shares owned. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

                                   ARTICLE IV
                             POWERS OF THE TRUSTEES

         SECTION 4.01 POWERS. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have the power and authority:

         (a) To invest and reinvest cash and other property (including investment, notwithstanding any other provision hereof, of all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company), and to hold cash or other property of the Trust uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust:

         (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

         (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;

         (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

         (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

         (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

         (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

         (h) To retain one or more transfer agents and shareholder servicing agents, or both;

         (i) To set record dates in the manner provided herein or in the Bylaws;

         (j) To delegate such authority as they consider desirable (with power of subdelegation) to any officers or employees of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

         (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, subsection 11.04(b) hereof;

         (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

         (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

         (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

         (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

         (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

         (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

         (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

         (s)  To  make   distributions   of  income  and  of  capital  gains  to
Shareholders in the manner provided herein;

         (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

         (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

         (v) To interpret the investment policies, practices or limitations of any Series;

         (w) To establish a registered office and have a registered agent in the state of Delaware; and

         (x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

         No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see the application of any payments made or property transferred to the Trustees or upon their order.

         SECTION 4.02 ISSUANCE AND REPURCHASE OF SHARES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

         SECTION 4.03 TRUSTEES AND OFFICERS AS SHAREHOLDERS. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

         SECTION 4.04 ACTION BY THE TRUSTEES. In any action taken by the Trustees hereunder, unless otherwise specified, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone meeting provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the person calling the meeting to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other similar electronic mechanism.

         SECTION 4.05 CHAIRMAN OF THE TRUSTEES. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

         SECTION 4.06 PRINCIPAL TRANSACTIONS. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                    ARTICLE V
                              EXPENSES OF THE TRUST

         Subject to the provisions of Article II, Section 2.08 hereof, the Trustees are authorized to pay or cause to be paid from the Trust estate or the assets belonging to the appropriate Series, expenses and disbursements, including, without limitation, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodian, transfer agent and fund accountant; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trust's trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI
                   INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
                        ADMINISTRATOR AND TRANSFER AGENT

         SECTION 6.01 INVESTMENT ADVISER. (a) The Trustees may in their discretion, from time to time, enter into an investment advisory contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such investment advisory, statistical and research facilities and services and such other facilities and services, if any, all upon such terms and conditions (including any Shareholder vote) that may be required under the 1940 Act, as may be prescribed in the Bylaws, or as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

         (b) The Trustees may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires; provided that no Shareholder approval shall be required with respect to any sub-adviser unless required under the 1940 Act or other law, contract or order applicable to the Trust.

         SECTION  6.02  PRINCIPAL   UNDERWRITER.   The  Trustees  may  in  their
discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws); and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

         SECTION 6.03 ADMINISTRATION. The Trustees may in their discretion from time to time enter into one or more management or administrative contracts whereby the other party or parties shall undertake to furnish the Trustees with management or administrative services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

         SECTION 6.04 TRANSFER AGENT. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and shareholder services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

         SECTION 6.05 PARTIES TO CONTRACT. Any contract of the character described in Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a corporation, firm, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or pursuant to Article VIII hereof and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.05.

         SECTION 6.06 PROVISIONS AND AMENDMENTS. Any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, if applicable, or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 6.01 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

                                   ARTICLE VII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         SECTION 7.01 VOTING POWERS. (a) The Shareholders shall have power to vote only (a) for the election of Trustees to the extent provided in Article III, Section 3.01 hereof, (b) for the removal of Trustees to the extent provided in Article III, Section 3.03(d) hereof, (c) with respect to any investment advisory contract to the extent provided in Article VI, Section 6.01 hereof, (d) with respect to an amendment of this Trust Instrument, to the extent provided in
Article XI, Section 11.08, and (e) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

         (b) Notwithstanding paragraph (a) of this Section 7.01 or any other provision of this Trust Instrument (including the Bylaws) which would by its terms provide for or require a vote of Shareholders, the Trustees may take action without a Shareholder vote if (i) the Trustees shall have obtained an opinion of counsel that a vote or approval of such action by Shareholders is not required under (A) the 1940 Act or any other applicable laws, or (B) any registrations, undertakings or agreements of the Trust known to such counsel, and the Trustees determine in good faith that the taking of such action without a Shareholder vote would be consistent with the best interests of the Shareholders.

         (c) On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, and whenever the Trustees determine that the matter affects only certain Series, may be submitted for a vote by only such Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series and that voting by shareholders of all Series would be consistent with the 1940 Act, then the Shareholders of all such Series shall be entitled to vote thereon (either by individual Series or by Shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

         SECTION 7.02 MEETINGS. Meetings of Shareholders may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series for the purpose of voting upon the removal of a Trustee or Trustees may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one tenth of the Outstanding Shares of the Trust entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Notice shall be sent, by First Class Mail or such other means determined by the Trustees, at least 10 days prior to any such meeting. Notwithstanding anything to the contrary in this Section 7.02, the Trustees shall not be required to call a special meeting of the Shareholders of any Series or to provide Shareholders seeking the opportunity of furnishing the materials to other Shareholders with a view to obtaining signatures on a request for a meeting except to the extent required under the 1940 Act.

         SECTION 7.03 QUORUM AND REQUIRED VOTE. One-third of Shares outstanding and entitled to vote in person or by proxy as of the record date for a Shareholders' meeting shall be a quorum for the transaction of business at such Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares voted in person or by proxy at a meeting of that Series (or class), at which a quorum is present shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent, to the extent not inconsistent with the 1940 Act, and any such actions taken by a Series (or class) may be consented to unanimously in writing by Shareholders of that Series (or class).

                                  ARTICLE VIII
                                    CUSTODIAN

         SECTION 8.01 APPOINTMENT AND DUTIES. The Trustees shall employ a bank, a company that is a member of a national securities exchange, or a trust company, that in each case shall have capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company (or such other person or entity as may be permitted to act as custodian of the Trust's assets under the 1940 Act) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and (c) to disburse such funds upon orders or vouchers.

         The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company or such other person or entity as may be permitted by the Commission or is otherwise able to act as custodian of the Trust's assets in accordance with the 1940 Act.

         SECTION 8.02 CENTRAL CERTIFICATE SYSTEM. Subject to the 1940 Act and such other rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

                                   ARTICLE IX
                          DISTRIBUTIONS AND REDEMPTIONS

         SECTION 9.01 DISTRIBUTIONS.

         (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series and/or class of a Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

         (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

         (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a share dividend to the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Subsection 9.01(b) hereof.

         SECTION 9.02 REDEMPTIONS. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and, subject to Section 9.04 hereof, the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section
9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and, subject to Section 9.04 hereof, payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption and unless otherwise determined by the Trustees shares shall become Treasury shares and may be re-issued from time to time.

         SECTION 9.03 DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act. The resulting amount, which shall represent the total Net Asset Value of the particular
Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

         The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend a practice of seeking to maintain the Net Asset Value per Share of the Series at a constant amount. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (a) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, (b) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, (c) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (d) to combine the methods described in clauses (a) and (b) and (c) of this sentence; or (e) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased.

         In the event that any Series is divided into classes, the provisions of this Section 9.03, to the extent applicable as determined in the discretion of the Trustees and consistent with the 1940 Act and other applicable law, may be equally applied to each such class.

         SECTION 9.04 SUSPENSION OF THE RIGHT OF REDEMPTION. The Trustees may declare a suspension of the right of redemption or postpone the date of payment if permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension.

         SECTION 9.05 REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any Series has or may become concentrated in any Person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means deemed equitable by them (a) to call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) to refuse to transfer or issue Shares to any person whose acquisition of Shares in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

         The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority or this Section 9.05.

         SECTION 9.06 REDEMPTION OF SMALL ACCOUNTS. Subject to the requirements of the 1940 Act, the Trustees may cause the Trust to redeem, at the price and in the manner provided in this Article IX, Shares of any Series or class of a Series held by any Shareholder (i) if such Shareholder is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below $500 or such other amount as determined by the Trustees or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or class) as a whole.

                                    ARTICLE X
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         SECTION 10.01 LIMITATION OF LIABILITY. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

         SECTION 10.02 INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

               (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

         SECTION 10.03 SHAREHOLDERS. In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.01 TRUST NOT A PARTNERSHIP. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate
Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to the Trust or a Shareholder to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

         SECTION 11.02 TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees or the officers of the Trust of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees and the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.

         SECTION 11.03 ESTABLISHMENT OF RECORD DATES. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

         SECTION 11.04 TERMINATION OF TRUST.

         (a) This Trust shall continue without limitation of time but subject to the provisions of Subsection 11.04(b).

         (b) The Trustees may, subject to any necessary Shareholder, Trustee, and regulatory approvals:

               (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof;

               (ii) enter into a plan of liquidation in order to terminate and liquidate any Series (or class) of the Trust, or the Trust; or

               (iii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

Upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities by assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of the affected Series, based upon the ratio that each Shareholder's Shares bears to the number of Shares of such Series (or class) then outstanding.

         (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection 11.04(b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be cancelled and discharged.

         Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

         SECTION 11.05 REORGANIZATION.

         (a) Notwithstanding anything else herein, the Trustees, in order to change the form or jurisdiction of organization of the Trust, may (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.

         (b) The Trustees may, subject to a vote of a majority of the Trustees and any shareholder vote required under the 1940 Act, if any, cause the Trust to merge or consolidate with or into one or more Trusts, partnerships (general or limited), associations, limited liability companies or corporations formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States.

         (c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

         (d) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with paragraph (a) or (b) this Section
11.05 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

         SECTION 11.06 FILING OF COPIES, REFERENCES, HEADINGS. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions such as "his," "he" and "him," shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

         SECTION 11.07 APPLICABLE LAW. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges,
(ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

         SECTION 11.08 AMENDMENTS. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote
(a) on any amendment  which would affect their rights to vote granted in Section
7.01 of Article VII hereof, (b) on any amendment to this Section 11.08, (c) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (d) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding any other provision of this Trust Instrument, any amendment to
Article X hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

         SECTION 11.09 FISCAL YEAR. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may change the fiscal year of the Trust.

         SECTION 11.10 NAME RESERVATION. The Trustees on behalf of the Trust acknowledge that Guinness Flight Investment Management Limited has licensed to the Trust the non-exclusive right to use the words "Guinness Flight" as part of the name of the Trust, and has reserved the right to grant the non-exclusive use of the words "Guinness Flight" or any derivative thereof to any other party. In addition, Guinness Flight Investment Management Limited reserves the right to grant the non-exclusive use of the words "Guinness Flight" to, and to withdraw such right from, any other business or other enterprise. Guinness Flight Investment Management Limited reserves the right to withdraw from the Trust the right to use said words "Guinness Flight" and will withdraw such right if the Trust ceases to employ, for any reason, Guinness Flight Investment Management Limited, an affiliate or any successor as adviser of the Trust.

         SECTION 11.11 PROVISIONS IN CONFLICT WITH LAW. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any matter affect such provision in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.


         IN WITNESS WHEREOF, the undersigned, being the initial Trustee of the Trust, has executed this instrument as of date first written above.

                                                 /s/ Joanne Doldo
                                                 -----------------------
                                                 Joanne Doldo, as Trustee
                                                 and not individually

                                   SCHEDULE A


Guinness Flight Asia Blue Chip Fund
Guinness Flight Asia Small Cap Fund
Guinness Flight China & Hong Kong Fund
Guinness Flight Global Government Bond Fund

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1997

Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF COMMON STOCK OF GUINNESS FLIGHT ASIA BLUE CHIP FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUINNESS FLIGHT INVESTMENT FUNDS, INC.

-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve a new investment advisory agreement.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]

2. Vote on Proposal to convert to a Delaware business trust.


     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_______________________________________
                                        _______________________________________


                                       x_______________________________________
                                        _______________________________________

                                       Date:    _________________________, 1997

-----Detach card at perforation and mail in postage paid envelope provided------

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.


Has your address changed?                Do you have any comments?

_______________________________________  _______________________________________
_______________________________________  _______________________________________
_______________________________________  _______________________________________

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1997

Please refer to the Proxy  Statement  for a  discussion  of these  matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF COMMON STOCK OF GUINNESS FLIGHT ASIA SMALL CAP FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUINNESS FLIGHT INVESTMENT FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve a new investment advisory agreement.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]

2. Vote on Proposal to convert to a Delaware business trust.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_______________________________________
                                        _______________________________________


                                       x_______________________________________
                                        _______________________________________

                                       Date:    _________________________, 1997

-----Detach card at perforation and mail in postage paid envelope provided------

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.


Has your address changed?                Do you have any comments?

_______________________________________  _______________________________________
_______________________________________  _______________________________________
_______________________________________  _______________________________________

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1997

Please refer to the Proxy  Statement  for a  discussion  of these  matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF COMMON STOCK OF GUINNESS FLIGHT CHINA & HONG KONG FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUINNESS FLIGHT INVESTMENT FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve a new investment advisory agreement.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]

2. Vote on Proposal to convert to a Delaware business trust.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_______________________________________
                                        _______________________________________


                                       x_______________________________________
                                        _______________________________________

                                       Date:    _________________________, 1997

-----Detach card at perforation and mail in postage paid envelope provided------

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.


Has your address changed?                Do you have any comments?

_______________________________________  _______________________________________
_______________________________________  _______________________________________
_______________________________________  _______________________________________

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1997

Please refer to the Proxy  Statement  for a  discussion  of these  matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF COMMON STOCK OF GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUINNESS FLIGHT INVESTMENT FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Vote on Proposal to approve a new investment advisory agreement.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]

2. Vote on Proposal to convert to a Delaware business trust.

     FOR       AGAINST      ABSTAIN
     [_]         [_]          [_]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_______________________________________
                                        _______________________________________


                                       x_______________________________________
                                        _______________________________________

                                       Date:    _________________________, 1997

-----Detach card at perforation and mail in postage paid envelope provided------

                     GUINNESS FLIGHT INVESTMENT FUNDS, INC.

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.


Has your address changed?                Do you have any comments?

_______________________________________  _______________________________________
_______________________________________  _______________________________________
_______________________________________  _______________________________________